UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2021

_________________________________________________________
Barings Private Credit Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01397	86-3780522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act: None.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On November 18, 2021, Barings Private Credit Corporation (the “Company”) and BPC Funding LLC (“BPC Funding”), a wholly-owned subsidiary of the Company, entered into the First Amendment (the “First Amendment”) to the Revolving Credit and Security Agreement (the “Revolving Credit Agreement”), dated May 11, 2021, by and among BPC Funding, as borrower, the Company, as servicer, BNP Paribas, as administrative agent, State Street Bank and Trust Company, as collateral agent, and each of the lenders from time to time party thereto. The First Amendment provides for, among other things, an upsize of the maximum amount of borrowings available under the Revolving Credit Agreement from $400 million to $600 million.
The foregoing description is only a summary of certain of the provisions of the First Amendment and the Revolving Credit Agreement and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the Revolving Credit Agreement, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K, each of which is incorporated by reference herein.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in this Current Report on Form 8-K set forth under Item 1.01 is incorporated by reference into this Item 2.03.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Revolving Credit and Security Agreement, dated as of May 11, 2021, among BPC Funding LLC as borrower, the lenders from time to time parties thereto, BNP Paribas as administrative agent, Barings Private Credit Corporation as equityholder and as servicer, and State Street Bank and Trust Company as collateral agent (filed as Exhibit 10.10 to Amendment No. 1 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on June 23, 2021 and incorporated herein by reference).

10.2*
First Amendment to Revolving Credit and Security Agreement, dated as of November 18, 2021, among BPC Funding LLC as borrower, the lenders parties thereto, BNP Paribas as administrative agent, Barings Private Credit Corporation as equityholder and as servicer, and State Street Bank and Trust Company as collateral agent.

* Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Private Credit Corporation

Date: November 23, 2021	By:	/s/ Jonathan A. Landsberg
Jonathan A. Landsberg
Chief Financial Officer